Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
	(Dollars in thousands)
Non-accrual loans	$5,381	$5,307	$5,859	$5,893	$5,545
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	5,381	5,307	5,859	5,893	5,545
Less: Government guaranteed loans	1,660	1,491	1,360	859	435
Total non-performing loans	3,721	3,816	4,499	5,034	5,110
Other real estate and repossessed assets	455	348	508	438	245
Total non-performing assets	$4,176	$4,164	$5,007	$5,472	$5,355

As a percent of Portfolio Loans
Non-performing loans	0.11%	0.11%	0.14%	0.17%	0.18%
Allowance for credit losses	1.51	1.50	1.47	1.52	1.63
Non-performing assets to total assets	0.08	0.08	0.10	0.11	0.11
Allowance for credit losses as a percent of non-performing loans	1,409.16	1,340.20	1,064.30	906.38	924.70

(1)	Excludes loans classified as "trouble debt restructured" that are not past due.

Troubled debt restructurings ("TDR")

	December 31, 2022
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$3,155	$26,000		$29,155
Non-performing TDR's (2)	—	1,034	(3)	1,034
Total	$3,155	$27,034		$30,189

	December 31, 2021
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$4,481	$31,589		$36,070
Non-performing TDR's (2)	—	1,016	(3)	1,016
Total	$4,481	$32,605		$37,086

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

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Allowance for credit losses

	Twelve months ended December 31,
	2022			2021
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$47,252	$—	$4,481	$35,429	$—	$1,805
Additions (deductions)
Impact of adoption of ASC 326	—	—	—	11,574	—	1,469
Provision for credit losses	5,173	168	—	(1,928)	—	—
Initial allowance on loans purchased with credit deterioration	—	—	—	134	—	—
Recoveries credited to allowance	2,496	—	—	4,477	—	—
Loans charged against the allowance	(2,486)	—	—	(2,434)	—	—
Recoveries included in non-interest expense	—	—	599	—	—	1,207
Balance at end of period	$52,435	$168	$5,080	$47,252	$—	$4,481

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.00%			(0.07)%

Capitalization

	December 31,
	2022	2021
	(In thousands)
Subordinated debt	$39,433	$39,357
Subordinated debentures	39,660	39,592
Amount not qualifying as regulatory capital	(657)	(581)
Amount qualifying as regulatory capital	78,436	78,368
Shareholders’ equity
Common stock	320,991	323,401
Retained earnings	119,368	74,582
Accumulated other comprehensive income	(92,763)	501
Total shareholders’ equity	347,596	398,484
Total capitalization	$426,032	$476,852

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Non-Interest Income

	Three months ended			Twelve months ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31,
				2022	2021
	(In thousands)
Interchange income	$3,402	$4,049	$3,306	$13,955	$14,045
Service charges on deposit accounts	3,153	3,082	2,992	12,288	10,170
Net gains (losses) on assets
Mortgage loans	1,486	2,857	5,600	6,431	35,880
Securities	—	—	(10)	(275)	1,411
Mortgage loan servicing, net	687	4,283	1,269	18,773	5,745
Investment and insurance commissions	728	750	708	2,898	2,603
Bank owned life insurance	58	59	156	360	567
Other	1,954	1,781	1,750	7,479	6,222
Total non-interest income	$11,468	$16,861	$15,771	$61,909	$76,643

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
	(In thousands)
Balance at beginning of period	$43,158	$24,208	$26,232	$16,904
Originated servicing rights capitalized	824	2,799	6,061	11,436
Change in fair value	(1,493)	(775)	10,196	(2,108)
Balance at end of period	$42,489	$26,232	$42,489	$26,232

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31,
				2022	2021
	(Dollars in thousands)
Mortgage loans originated	$138,889	$209,041	$424,563	$935,807	$1,861,060
Mortgage loans sold	80,584	157,511	291,196	602,797	1,254,638
Net gains on mortgage loans	1,486	2,857	5,600	6,431	35,880
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.84%	1.81%	1.92%	1.07%	2.86%
Fair value adjustments included in the Loan Sales Margin	0.19%	0.25%	(0.90)%	(1.12)%	(0.52)%

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Non-Interest Expense

	Three months ended			Twelve months ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31,
				2022	2021
	(In thousands)
Compensation	$12,728	$12,839	$11,462	$50,535	$44,226
Performance-based compensation	4,147	4,290	4,473	15,875	19,800
Payroll taxes and employee benefits	3,519	3,472	3,970	14,597	15,943
Compensation and employee benefits	20,394	20,601	19,905	81,007	79,969
Data processing	2,670	2,653	2,851	10,183	10,823
Occupancy, net	2,225	2,062	2,216	8,907	8,794
Interchange expense	1,042	927	1,083	4,242	4,434
Furniture, fixtures and equipment	933	987	1,060	4,007	4,172
Communications	629	723	739	2,871	3,080
Loan and collection	679	772	819	2,657	3,172
FDIC deposit insurance	572	591	413	2,142	1,396
Legal and professional	588	573	534	2,133	2,068
Advertising	489	345	599	2,074	1,918
Amortization of intangible assets	146	174	243	785	970
Supplies	125	147	151	556	611
Correspondent bank service fees	67	75	90	299	382
Provision for loss reimbursement on sold loans	—	12	38	57	133
Conversion related expenses	—	—	191	50	1,827
Costs (recoveries) related to unfunded lending commitments	(77)	382	844	599	1,207
Net gains on other real estate and repossessed assets	—	(18)	(28)	(214)	(230)
Other	1,609	1,360	2,206	5,986	6,297
Total non-interest expense	$32,091	$32,366	$33,954	$128,341	$131,023

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Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2022			2021
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,442,621	$42,023	4.86%	$2,949,441	$30,232	4.08%
Tax-exempt loans (1)	7,323	89	4.82	8,544	106	4.92
Taxable securities	847,735	5,845	2.76	1,017,291	4,114	1.62
Tax-exempt securities (1)	317,074	3,241	4.09	349,747	2,047	2.34
Interest bearing cash	5,069	48	3.76	89,950	38	0.17
Other investments	17,653	185	4.16	18,427	179	3.85
Interest Earning Assets	4,637,475	51,431	4.41	4,433,400	36,716	3.30
Cash and due from banks	58,485			58,232
Other assets, net	238,899			162,859
Total Assets	$4,934,859			$4,654,491

Liabilities
Savings and interest-bearing checking	2,519,294	6,046	0.95	2,409,373	634	0.10
Time deposits	503,081	2,497	1.97	344,744	343	0.39
Other borrowings	136,999	1,833	5.31	108,940	962	3.50
Interest Bearing Liabilities	3,159,374	10,376	1.30%	2,863,057	1,939	0.27
Non-interest bearing deposits	1,328,373			1,315,784
Other liabilities	113,502			82,173
Shareholders’ equity	$333,610			$393,477

Total liabilities and shareholders’ equity	$4,934,859			$4,654,491

Net Interest Income		$41,055			$34,777

Net Interest Income as a Percent of Average Interest Earning Assets			3.52%			3.13%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2022			2021
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,227,803	$138,765	4.30%	$2,881,950	$116,358	4.04%
Tax-exempt loans (1)	7,771	370	4.76	7,240	362	5.00
Taxable securities	945,665	20,676	2.19	915,701	14,488	1.58
Tax-exempt securities (1)	331,322	10,191	3.08	348,346	7,892	2.27
Interest bearing cash	28,773	142	0.49	79,915	112	0.14
Other investments	17,768	742	4.18	18,427	734	3.98
Interest Earning Assets	4,559,102	170,886	3.75	4,251,579	139,946	3.30
Cash and due from banks	59,507			56,474
Other assets, net	207,114			157,524
Total Assets	$4,825,723			$4,465,577

Liabilities
Savings and interest-bearing checking	2,526,296	10,278	0.41	2,282,607	2,693	0.12
Time deposits	399,987	3,873	0.97	326,081	1,772	0.54
Other borrowings	121,871	5,296	4.35	108,884	3,850	3.54
Interest Bearing Liabilities	3,048,154	19,447	0.64%	2,717,572	8,315	0.31
Non-interest bearing deposits	1,338,736			1,288,276
Other liabilities	94,638			69,694
Shareholders’ equity	$344,195			$390,035

Total liabilities and shareholders’ equity	$4,825,723			$4,465,577

Net Interest Income		$151,439			$131,631

Net Interest Income as a Percent of Average Interest Earning Assets			3.32%			3.10%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of December 31, 2022

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$9,285	$180	$—	$180	1.9%
Land Development	16,220	—	—	—	—
Construction	114,277	—	—	—	—
Income Producing	469,696	6,177	—	6,177	1.3
Owner Occupied	426,404	16,525	—	16,525	3.9
Total Commercial Real Estate Loans	$1,035,882	$22,882	$—	$22,882	2.2

Other Commercial Loans	$430,971	$9,157	38	$9,195	2.1
Total non-performing commercial loans			$38

Commercial Loan Portfolio Analysis as of December 31, 2021

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$13,621	$114	$—	$114	0.8%
Land Development	14,854	32	—	32	0.2
Construction	67,663	—	—	—	—
Income Producing	402,936	2,215	—	2,215	0.5
Owner Occupied	360,614	21,960	—	21,960	6.1
Total Commercial Real Estate Loans	$859,688	$24,321	$—	$24,321	2.8

Other Commercial Loans	$343,893	$12,546	62	$12,608	3.7
Total non-performing commercial loans			$62

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